FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Universal Hospital - 91359PAD2

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: Bear Stearns & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6. Aggregate principal amount of purchased (out of total offering): 6.44mm out of 230mm

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 10mm of 230mm

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made: 101.

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government securities.                              [X]      [ ]

                                                                   YES      NO
                                                                   ---      ---

      b.    The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that was not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by
            laws to be granted to existing security holders of
            the Issuer) OR, if a rights offering, the
            securities were purchased on or before the fourth
            day preceding the day on which the rights offering
            terminated.                                            [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                        Date: 5/22/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Universal Hospital - 91359PAC4

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: Bear Stearns & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6. Aggregate principal amount of purchased (out of total offering): 6.62mm out of 230mm

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 10mm of 230mm

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made: 101.

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government securities.                              [X]      [ ]

                                                                   YES      NO
                                                                   ---      ---

      b.    The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that was not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by
            laws to be granted to existing security holders of
            the Issuer) OR, if a rights offering, the
            securities were purchased on or before the fourth
            day preceding the day on which the rights
            offering terminated.                                   [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                        Date: 5/22/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: See attached

2.    Issuer: Community Health Systems

3.    Date of Purchase: 6/27/07

4.    Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $73,260,000 out of $3,021,331,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $125,000,000 of $3,021,331,000

8.    Purchase price (net of fees and expenses): 99.294

9.    Date offering commenced: 6/27/07

10.   Offering price at end of first day on which any sales were made: 100

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government securities.                              [X]      [ ]

      b.    The securities were purchased prior to the end of
            the first day on which any sales
            were made, at a price that was not more than the
            price paid by each other purchaser of securities in
            that offering or in any concurrent offering of the
            securities (except, in the case of an Eligible
            Foreign Offering, for any rights to purchase
            required by laws to be granted to existing security
            holders of the Issuer) OR, if a rights offering,
            the securities were purchased on or before the
            fourth day preceding the day on which the rights
            offering terminated.                                   [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                        Date: 6/28/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Senior High Income Fund, Inc.
      (ARK), BlackRock High Yield Trust (BHY), BlackRock Limited Duration Income Trust (BLW), BlackRock High Yield Bond Portfolio (BR-HIYLD), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Diversified Income Strategies Fund, Inc. (DVF)

2.    Issuer: Biomet, Inc. 10% 10/15/2017 - cusip 550785AA7

3.    Date of Purchase: 9/21/07

4.    Underwriter from whom purchased: Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $4,725,000 out of $718,758,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $7,500,000 out of $718,758,000

8.    Purchase price (net of fees and expenses): 98.25

9.    Date offering commenced: 9/21/07

10.   Offering price at end of first day on which any sales were made: 98.25

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government
            securities.                                            [X]      [ ]

                                                                   YES      NO
                                                                   ---      ---

      b.    The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that was not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by
            laws to be granted to existing security holders of
            the Issuer) OR, if a rights offering, the
            securities were purchased on or before the fourth
            day preceding the day on which the rights offering
            terminated.                                            [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                       Date: 10/05/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Senior High Income Fund, Inc.
      (ARK), BlackRock High Yield Trust (BHY), BlackRock Limited Duration Income Trust (BLW), BlackRock High Yield Bond Portfolio (BR-HIYLD), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Diversified Income Strategies Fund, Inc. (DVF)

2.    Issuer: Biomet, Inc. 10.375% 10/15/2017 - cusip 550785AC3

3.    Date of Purchase: 9/21/07

4.    Underwriter from whom purchased: Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $4,725,000 out of $688,758,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $7,500,000 out of $688,758,000

8.    Purchase price (net of fees and expenses): 98.25

9.    Date offering commenced: 9/21/07

10.   Offering price at end of first day on which any sales were made: 98.25

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government
            securities.                                            [X]      [ ]

                                                                   YES      NO
                                                                   ---      ---

      b.    The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that was not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by
            laws to be granted to existing security holders of
            the Issuer) OR, if a rights offering, the
            securities were purchased on or before the fourth
            day preceding the day on which the rights offering
            terminated.                                            [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                       Date: 10/05/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: BlackRock Senior High Income Fund, Inc.
      (ARK), BlackRock High Yield Trust (BHY), BlackRock Limited Duration Income Trust (BLW), BlackRock High Yield Bond Portfolio (BR-HIYLD), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Diversified Income Strategies Fund, Inc. (DVF)

2.    Issuer: Biomet, Inc. 11.625% 10/15/2017 - cusip 550785AE9

3.    Date of Purchase: 9/21/07

4.    Underwriter from whom purchased: Banc of America Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $6,310,000 out of $940,698,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $10,000,000 out of $940,698,000

8.    Purchase price (net of fees and expenses): 98.25

9.    Date offering commenced: 9/21/07

10.   Offering price at end of first day on which any sales were made: 98.25

11.   Have the following conditions been satisfied:                YES      NO
                                                                   ---      ---

      a.    The securities are part of an issue registered
            under the Securities Act of 1933, as amended, which
            is being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue
            of government
            securities.                                            [X]      [ ]

                                                                   YES      NO
                                                                   ---      ---

      b.    The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that was not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase required by
            laws to be granted to existing security holders of
            the Issuer) OR, if a rights offering, the
            securities were purchased on or before the fourth
            day preceding the day on which the rights offering
            terminated.                                            [X]      [ ]

      c.    The underwriting was a firm commitment
            underwriting.                                          [X]      [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others
            for underwriting similar securities during the same
            period.                                                [X]      [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                         [X]      [ ]

      f.    Has the affiliated underwriter confirmed that it
            will not receive any direct or indirect benefit as
            a result of BlackRock's participation in the
            offering?                                              [X]      [ ]

Approved: Derek Schoenhofen                                       Date: 10/05/07

                                        2